                                                                  Exhibit 99.1

                             CERTIFICATION PURSUANT
                              TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report of Engineered Support Systems, Inc. (the "Company") on Form 10-Q for the period ended January 31, 2003 (the "Report"), I, Michael F. Shanahan, Sr., Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

             (1) The Report complies with Sections 13(a) and 15(d) of the Securities Exchange Act of 1934; and,

             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2003
      --------------

By:   /s/ Michael F. Shanahan, Sr.
      ----------------------------
      Michael F. Shanahan, Sr.
      Chairman of the Board and
      Chief Executive Officer





                                     23